THIS SETTLEMENT AGREEMENT ("**Agreement**") is made the 28th day of April 2011.

BETWEEN

(1) **SILLENGER EXPLORATION CORP.**, located at 277 Lakeshore Road E. Ste 206 Oakville, Ontario, Canada ("**Sillenger**");

(2) **FCMI GLOBAL INC.**, located at 277 Lakeshore Road E. Ste 206 Oakville, Ontario, Canada ("**FCMI**");

(3) **HOWARD BRODSKY**, an individual residing in the Province of Ontario ("**Brodsky**");

(4) **JOHN GILLESPIE**, an individual residing in the Province of Ontario ("**Gillespie**");

(5) **IVORY RESOURCES INC.** with registered office at 2nd Floor, dms House, 20 Genesis Close, Grand Cayman KY1-1108, Cayman Islands ("**Ivory**");

(6) **BRILLIANT MINING CORP.** located at 220, 9797-45 Avenue NW Edmonton, Alberta, Canada ("**Brilliant**");

(7) **DERRICK SNOWDY** an individual residing in the Province of Ontario ("**Snowdy**")

(8) **MICHEL GHOSTINE** an individual residing in Beirut, Lebanon who is or was acting as a member of the board of directors of Sillenger ("**Ghostine**");

WHEREAS:

A. Ivory claims to have acquired 100 common shares in the capital of FCMI from Derrick Snowdy (the "**Ivory Shares**");

B. Brodsky claims to be a holder of 100 common shares in the capital of FCMI (the "**Brodsky Shares**");

C. BLM Investments Inc., a company incorporated under the laws of the Province of Ontario ("**BLM**"), purported to subscribe for 400,000 common shares in the capital of FCMI on April 18, 2010 (the "**BLM Subscription**") for which subscription BLM appears knowingly to have accepted common shares in Sillenger;

D. FCMI claims to have a valid contract with the government of the Republic of Equatorial Guinea dated May 26, 2010 and amended on November 8, 2010 (as it may be further amended from time to time), which agreement is provided for in both English and Spanish requiring FCMI to fly an aerial survey over certain parts of the Republic of Equatorial Guinea in exchange for certain concessions to exploit the natural resources discovered as a result of such aerial survey (the "**EG Agreement**");

E. Sillenger claims to have received an assignment of the EG Agreement from FCMI on June 1, 2010 (the "**Assignment of the EG Agreement**");

F. Sillenger is a party to a Survey Agreement between Sillenger and Fugro Airborne Surveys Corp. ("**Fugro**") dated June 10, 2010, as it may have been amended and may

be further amended from time to time (the "**Fugro Agreement**");

G. Sillenger assigned, novated and transferred all right, title and interest in and to the Fugro Agreement to Ivory by way of a Deed of Novation and Consent between Sillenger, Ivory and Fugro dated October 20, 2010 (the "**Assignment of the Fugro Agreement**");

H. Brilliant and Ivory have negotiated a transaction (the "**Brilliant/Ivory Transaction**") whereby Brilliant will: (a) acquire all of the issued and outstanding shares in the capital of Ivory from the shareholders of Ivory and issue to such shareholders and to various other parties related to the transaction certain units (the "**Units**" and each a "**Unit**" as defined below); and (b) contemporaneously with the closing of the transaction identified in (a) herein, Brilliant will raise or have raised a minimum of $15 million (Cdn) from third parties into the capital of Brilliant in consideration for Units; and

I. A "Unit" is issuable at $0.27 per Unit and is comprised of one (1) common share in the capital of Brilliant and one full warrant to acquire an additional common share in the capital of Brilliant exercisable within 24 months from the date of issuance at an exercise price of $0.45 cents per share.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the delivery of the Payment Units (as defined herein) and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. <u>Closing Date</u>

1.1 The closing of the transactions contemplated herein (the "**Closing**") will occur at 10am on the day which is the later of three business days after the closing of the Brilliant/Ivory Transaction and May 6, 2011 (the "**Closing Date**").

2. <u>Payment to Sillenger</u>

At the Closing, Brilliant shall issue to Sillenger a total of 7,407,407 Units (the "**Payment Units**").

2.1 The issuance of the Payment Units is and shall be conditional upon the completion of the Brilliant/Ivory Transaction and, in the event of the failure to complete the Brilliant/Ivory Transaction for any reason, the Payment Units shall not be issued and this Agreement shall be deemed to be null and void.

2.2 The Payment Units shall be subject to a four (4) month hold period during which time none of the Units may be transferred (the "**Hold Period**") except in accordance with applicable securities legislation and the rules of the TSX Venture Exchange ("**TSX-V**"). Sillenger shall execute such additional documentation as the TSX-V may reasonably require to complete the issuance of the Payment Units.

3. <u>Transfer of FCMI</u>

3.1 At the Closing, Brodsky agrees to transfer all right, title and interest in and to the Brodsky Shares to Ivory or to whom it may otherwise designate in writing (the "**Brodsky**

Share Transfer").

3.2 Brodsky does hereby represent and warrant that:

(a) he is the sole and beneficial owner of the Brodsky Shares with good and marketable title thereto;

(b) the Brodsky Shares are free and clear of any lien, pledge, charge or other encumbrance, whether conditional or absolute;

(c) with the exception of the Ivory Shares and to the best of his knowledge, the Brodsky Shares represent all of the issued and outstanding shares in the capital of FCMI and up to and including the Closing Date, no other shares in the capital of FCMI have been issued; and

(d) no right to acquire either the Brodsky Shares or any shares in the capital of FCMI has been granted to any party.

3.3 Following the completion of this Agreement, Brodsky shall execute such other documentation and comply with such other terms and conditions that Ivory may reasonably require, in its absolute discretion, in order to ensure that Ivory receives the full and conclusive ownership of all of the shares in the capital of FCMI on the Closing Date.

3.4 Brodsky hereby represents and warrants that with the exception of the Assignment of the EG Agreement, he has not, in his capacity as a director, officer or employee of FCMI or in any other capacity: (i) sold, assigned or transferred the EG Agreement to any other party; or (ii) granted any rights in, to or in respect of the EG Agreement to any other party.

3.5 At the Closing, Brodsky shall:

(a) provide his unconditional resignation as a director, officer and employee of FCMI; and

(b) confirm that neither he nor any person who is not at arm's length to him, nor any company, partnership or other entity that he controls (as director, managing partner or majority shareholder and whether such shares are held directly or indirectly), is a creditor of FCMI.

3.6 At the Closing, Brodsky will grant unto Kobi Dorenbush, barrister and solicitor and resident of the city of North York, Ontario, an irrevocable and continuing power of attorney, coupled with an interest, to execute any and all documentation that may be required to be signed by Brodsky in order to: (i) give full effect to the transfer of FCMI as detailed herein; and (ii) sign any documentation on behalf of Brodsky that may be required in respect of Brodsky having been a director or officer of FCMI for the purpose of transferring to Ivory or its designee the EG Agreement.

3.7 On or before Closing, FCMI will (a) transfer and assign, save and except for the EG Agreement, all of its assets, including all books and records of FCMI (collectively the **"Transferred Assets"**) to a company(s) designated by Sillenger for $2.00 and such other consideration, if any, as determined appropriate by Brodsky and Sillenger and (b) file

any and all tax returns as deemed appropriate by Brodsky, acting reasonably. The parties hereto acknowledge and agree that Brodsky, may execute on behalf of FCMI any and all documents required to fully and completely effect the transfer and assignment of the Transferred Assets to the company(s) designated by Sillenger and to file the tax returns as aforesaid. Each of Brilliant, Ivory and Snowdy, hereby confirm that, neither directly or indirectly, do any of them have any right, title or interest in, or right or entitlement to acquire any of the Transferred Assets.

4. <u>Assignment of Rights by Sillenger</u>

4.1 At the Closing, FCMI and Sillenger will provide a comprehensive full and final release to each other, pursuant to which they will release each other and their respective directors and officers (including in their personal capacities) and employees, agents, representatives and solicitors from any and all actions, causes of actions, suits, debts, loss or injury, sums of money, expenses, damages, costs, claims and demands of any and every kind and nature whatsoever, at law or in equity, or under any legislation, actual or contingent, which either party has ever had, now have, or can hereafter have against each other, for or by reason of any matter, cause or thing whatsoever, existing up to and including the date of this Agreement including, without limiting the generality of the foregoing, any obligations pursuant to the Assignment of the EG Agreement, which agreement will be deemed terminated and of no further force and effect.

4.2 Sillenger does hereby confirm and restate its unconditional and irrevocable assignment, transfer and novation of the Fugro Agreement.

5. <u>Release by Sillenger, Brodsky, Ghostine and Gillespie to Brilliant and Ivory</u>

5.1 At the Closing, and subject to the last sentence of paragraph 5.2, Sillenger, Gillespie, Ghostine, and Brodsky shall forever remise, release and discharge Brilliant and Ivory, including their respective directors, officers, and subsidiaries and including FCMI and including their current and former employees, consultants, agents, representatives and solicitors (collectively, the "**Brilliant Releasees**") from any and all actions, causes of actions, suits, debts, loss or injury, sums of money, expenses, damages, costs, claims and demands of any and every kind and nature whatsoever, at law or in equity, or under any legislation, actual or contingent, which Sillenger, Gillespie, Ghostine or Brodsky jointly or severally ever had, now have, or can hereafter have against the Brilliant Releasees, for or by reason of any matter, cause or thing whatsoever, of which they are aware or ought reasonably to be aware existing up to and including the date of this Agreement (the "**Sillenger/Gillespie//Ghostine/Brodsky Release**").

5.2 At the Closing, Sillenger, Gillespie, Ghostine, and Brodsky shall covenant not to initiate, continue, participate in or assist, either directly or indirectly, any claim, demand or proceeding against any of the Brilliant Releasees or against any party who may claim contribution or indemnity from any of the Brilliant Releasees for any matter that is either directly or indirectly related to the subject matter of the Sillenger/Gillespie//Ghostine/Brodsky Release. Notwithstanding the foregoing, nothing herein shall limit or affect any of Sillenger, Ghostine, Brodsky and Gillespie's right to pursue any complaint, claim, counterclaim or defence against Robert Zuk (also known as Robert Cotton), Caroline Cotton (also known as Caroline Myriam Frayssignes or Caroline Crouzoulon), BLM or James McConnell (or any entity directly or indirectly

controlled by, affiliated with or related to, any of them in any respect).

6. Release by FCMI, Brilliant and Ivory to Sillenger, By Design Fine Jewellery Ltd.("**Design**"), Brodsky, Ghostine and Gillespie

6.1 At the Closing, Brilliant, Ivory and FCMI shall forever remise, release and discharge Sillenger, Design, Gillespie, Ghostine and Brodsky, including their respective directors, officers, and subsidiaries (as applicable), and their current and former employees, consultants, agents, representatives and solicitors (as applicable) and any and all members of Howard Brodsky's nuclear family (collectively, the "**Sillenger Releasees**") from any and all actions, causes of actions, suits, debts, loss or injury, sums of money, expenses, damages, costs, claims and demands of any and every kind and nature whatsoever, at law or in equity, or under any legislation, actual or contingent, which Brilliant or Ivory jointly or severally ever had, now have, or can hereafter have against the Sillenger Releasees, for or by reason of any matter, cause or thing whatsoever, of which they are aware or ought reasonably to be aware, existing up to and including the date of this Agreement (the "**Brilliant/Ivory Release**"). Save and except for any claims made by Brilliant and Ivory in accordance with Section 7.1 of this Agreement.

6.2 At the Closing, Brilliant and Ivory shall covenant not to initiate, continue, participate in or assist, either directly or indirectly, any claim, demand or proceeding against any of the Sillenger Releasees or against any party who may claim contribution or indemnity from any of the Sillenger Releasees for any matter that is either directly or indirectly related to the subject matter of the Brilliant/Ivory Release.

7. Indemnity re: BLM

7.1 At the Closing, Sillenger and Brodsky shall covenant and agree to indemnify and save harmless Brilliant and Ivory from any judgment obtained by BLM from a Canadian court of competent jurisdiction to a maximum of $500,000 provided such judgment is (i) obtained by BLM in connection with the sale or transfer of FCMI to Ivory (or the entity designated by same); (ii) Brilliant and Ivory, as the case may be, have in good faith and without compromise exercised their commercially reasonable best efforts to defend any such claim by BLM; and (iii) Brilliant and Ivory, as the case may be have in good faith and without compromise exercised their commercially reasonable best efforts to pursue (or oppose, as applicable) any and all rights of appeal.

8. Guinea Bissau

8.1 Sillenger does hereby acknowledge and agree that Ivory will be pursuing business opportunities in the Republic of Guinea-Bissau for the exploration of various mineral rights in that country. Upon delivery of the Payment Units, Sillenger agrees to forever disclaim any and all claims that it may have against Brilliant or Ivory for any claims that it may have, whether directly or indirectly, as a result of Ivory or Brilliant pursuing such business relations with the government of the Republic of Guinea-Bissau. Upon delivery of the Payment Units to Sillenger as contemplated in paragraph 2 above, Sillenger and Brodsky shall each be deemed to have further agreed that they shall not, whether directly or indirectly, conduct any geophysical survey or mineral, oil or hydrocarbon exploration in the Republic of Guinea-Bissau or with the government of the Republic of Guinea-

Bissau for a period of one (1) year from the date hereof.

9. Release by Sillenger, Brodsky, Ghostine and Gillespie to Snowdy and from Snowdy

9.1 At the Closing, subject to the last sentence of paragraph 9.2, Sillenger, Gillespie, Ghostine and Brodsky shall forever remise, release and discharge Snowdy, his heirs, estate and including Diplomat Security International Inc. and it directors, officers, agents, employees or representatives (collectively, the "**Snowdy Parties**") from any and all actions, causes of actions, suits, debts, loss or injury, sums of money, expenses, damages, costs, claims and demands of any and every kind and nature whatsoever, at law or in equity, or under any legislation, actual or contingent, which Sillenger, Ghostine, Gillespie or Brodsky jointly or severally ever had, now have, or can hereafter have against the Snowdy Parties, for or by reason of any matter, cause or thing whatsoever, of which they are aware or ought reasonably to be aware existing up to and including the date of this Agreement (the "**Release to Snowdy**").

9.2 At the Closing, Sillenger, Gillespie, Ghostine and Brodsky shall covenant not to initiate, continue, participate in or assist, either directly or indirectly, any claim, demand or proceeding against the Snowdy Parties or against any party who may claim contribution or indemnity from the Snowdy Parties for any matter that is either directly or indirectly related to the subject matter of the Release to the Snowdy Parties. Notwithstanding the foregoing, nothing herein shall limit or affect any of Sillenger, Ghostine, Brodsky and Gillespie's right to pursue any complaint, claim, counterclaim or defence against Robert Zuk (also known as Robert Cotton), Caroline Cotton (also known as Caroline Myriam Frayssignes or Caroline Crouzoulon), BLM or James McConnell (or any entity directly or indirectly controlled by, affiliated with or related to, any of them in any respect).

9.3 At the Closing, the Snowdy Parties shall execute all documents reasonably required by Sillenger to effect the transfer of the domain name "Sillenger.com" to Sillenger or an entity designated by Sillenger in writing.

9.4 At Closing, Snowdy shall forever remise, release and discharge FCMI, Sillenger, Design, Gillespie, Ghostine and Brodsky, including their respective directors, officers, and subsidiaries (as applicable), and their current and former employees, consultants, agents, representatives and solicitors and any and all members of Howard Brodsky's nuclear family (collectively, the "**Snowdy Releasees**") from any and all actions, causes of actions, suits, debts, loss or injury, sums of money, expenses, damages, costs, claims and demands of any and every kind and nature whatsoever, at law or in equity, or under any legislation, actual or contingent, which Snowdy, either directly or indirectly, had, now has or might have, or can hereafter have against the Snowdy Releasees, for or by reason of any matter, cause or thing whatsoever, of which he is aware or ought reasonably to be aware existing up to and including the date of this Agreement (the "**Snowdy Release**").

9.5 Snowdy does hereby covenant not to initiate, continue, participate in or assist, either directly or indirectly, any claim, demand or proceeding against the Snowdy Releasees, including, without limiting the generality of the foregoing, any complaint to any regulatory body (including all securities commission), or against any party who may claim contribution or indemnity from any of the Snowdy Releasees for any matter that is either directly or indirectly related to the subject matter of the Snowdy Release and the

Sillenger/Gillespie//Ghostine/Brodsky Release. Should Snowdy breach the covenant herein in any respect, the Release and the covenant under 9.2 to the Snowdy Parties shall be deemed to be null and void and of no force and effect.

10. Miscellaneous

10.1 At any time after the date hereof each of the parties shall, at the request and cost of the requesting party, execute or procure the execution of such documents and do or procure the doing of such acts and things as the party so requiring may reasonably require for the purpose of giving to the party so requiring the full benefit of all the provisions of this Agreement.

10.2 No party may assign this Agreement without the express, prior written consent of the other parties.

10.3 The construction, validity and performance of this Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada. The Parties irrevocably agree that the courts of the Province of Ontario shall have exclusive jurisdiction over any claim or matter arising under or in connection with this Agreement and that accordingly any proceedings in respect of such claim or matter may be brought in such court.

10.4 This Agreement may be executed and delivered by facsimile or portable document format (.pdf) signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW.

SIGNED, SEALED & DELIVERED
In the presence of:

Witness

John Gillespie

SIGNED, SEALED & DELIVERED
In the presence of:

Witness

Derrick Snowdy

SIGNED, SEALED & DELIVERED
In the presence of:

Witness

Michel Ghostine

IN WITNESS WHEREOF this instrument has been executed as an Agreement on the date first above written.

BRILLIANT MINING CORP.

Per: Sean Mager, Director

IVORY RESOURCES INC.

Per: Gordon Casey, Director

SILLENGER EXPLORATION CORP.

Per: John Gillespie, Director

FCMI GLOBAL INC.

Per: Derrick Snowdy, Director

Per: Howard Brodsky, Director

SIGNED, SEALED & DELIVERED
In the presence of:

Witness

Howard Brodsky

IN WITNESS WHEREOF this instrument has been executed as an Agreement on the date first above written.

BRILLIANT MINING CORP.

Per: Sean Mager, Director

SILLENGER EXPLORATION CORP.

Per: John Gillespie, Director

FCMI GLOBAL INC.

Per: Derrick Snowdy, Director

Per: Howard Brodsky, Director

SIGNED, SEALED & DELIVERED
In the presence of:

Witness

IVORY RESOURCES INC.

Per: Gordon Casey, Director

Howard Brodsky

IN WITNESS WHEREOF this instrument has been executed as an Agreement on the date first above written.

BRILLIANT MINING CORP.

____
Per: Sean Mager, Director

IVORY RESOURCES INC.

____
Per: Gordon Casey, Director

SILLENGER EXPLORATION CORP.

____
Per: John Gillespie, Director

FCMI GLOBAL INC.

____
Per: Derrick Snowdy, Director

____
Per: Howard Brodsky, Director

SIGNED, SEALED & DELIVERED
In the presence of:

____
Witness

____
Howard Brodsky

IN WITNESS WHEREOF this instrument has been executed as an Agreement on the date first above written.

BRILLIANT MINING CORP.

Per: Sean Mager, Director

IVORY RESOURCES INC.

Per: Gordon Casey, Director

SILLENGER EXPLORATION CORP.

Per: John Gillespie, Director

FCMI GLOBAL INC.

Per: Derrick Snowdy, Director

Per: Howard Brodsky, Director

SIGNED, SEALED & DELIVERED
In the presence of:

Witness

Howard Brodsky

SIGNED, SEALED & DELIVERED
In the presence of:

Witness — John Gillespie

SIGNED, SEALED & DELIVERED
In the presence of:

Witness — Derrick Snowdy

SIGNED, SEALED & DELIVERED
In the presence of:

Witness — Michel Ghostine